UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08611

Legg Mason Charles Street Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Repor t

Legg Mason BW

Global Opportunities Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Global Opportunities Bond Fund

Fund objective

The Fund’s objective is to maximize total return consisting of income and capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Global Opportunities Bond Fund for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

July 29, 2011

Legg Mason BW Global Opportunities Bond Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in

IV	Legg Mason BW Global Opportunities Bond Fund

Investment commentary (cont’d)

May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the natural disasters in Japan. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. The World Bank has projected damage in northeast Japan could reach $235 billion. Japan’s economy fell back into recession in the first quarter of 2011, with GDP contracting 0.9%. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.” Elsewhere, Eurozone GDP growth was 0.8% during the first quarter, compared to a 0.3% expansion in the fourth quarter of 2010. Among the largest emerging market countries, GDP growth was 9.7% in China and 7.8% in India during the first quarter of 2011.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the devastation in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would

Legg Mason BW Global Opportunities Bond Fund	V

“maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% and then to 1.50% in July (after the reporting period ended). In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 1.48% over the same time frame.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 4.98% for the six months ended June 30, 2011.

Despite periods of volatility, the emerging market debt asset class generated a solid return for the six-month reporting period. Investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down from November 2010 (prior to the beginning of

VI	Legg Mason BW Global Opportunities Bond Fund

Investment commentary (cont’d)

the reporting period) through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through June. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 5.09% over the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Class IS shares of Legg Mason BW Global Opportunities Bond Fund returned 4.79%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Indexx, returned 4.00% for the same period. The Lipper Global Income Funds Category Average1 returned 3.65% over the same time frame.

Performance Snapshot as of June 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason BW Global Opportunities Bond Fund:
Class A	4.59%
Class C	4.37%
Class FI	4.71%
Class I	4.80%
Class IS	4.79%
Citigroup World Government Bond Index	4.00%
Lipper Global Income Funds Category Average	3.65%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Shares redeemed or exchanged within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fees forgone and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2011 for Class A, Class C, Class FI, Class I and Class IS shares were 3.78%, 3.47%, 3.91%, 4.30% and 4.27%, respectively. Absent fees forgone and/or expense reimbursements, the 30-Day SEC Yield for Class FI shares would have been 3.83%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.05%, 1.53%, 1.06%, 0.66% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class A shares, 1.45% for Class C shares, 1.00% for Class FI shares, 0.75% for Class I shares and 0.65% for Class IS shares. These

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 175 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Global Opportunities Bond Fund	VII

expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. Foreign securities involve special risks such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund’s share price will decline as interest rates rise. Below investment grade debt securities involve greater volatility than higher-rated securities. To the extent that the Fund invests in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.59%	$1,000.00	$1,045.90	0.99%	$5.02	Class A	5.00%	$1,000.00	$1,019.89	0.99%	$4.96
Class C	4.37	1,000.00	1,043.70	1.45	7.35	Class C	5.00	1,000.00	1,017.60	1.45	7.25
Class FI	4.71	1,000.00	1,047.10	1.00	5.08	Class FI	5.00	1,000.00	1,019.84	1.00	5.01
Class I	4.80	1,000.00	1,048.00	0.63	3.20	Class I	5.00	1,000.00	1,021.67	0.63	3.16
Class IS	4.79	1,000.00	1,047.90	0.65	3.30	Class IS	5.00	1,000.00	1,021.57	0.65	3.26

[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value, and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone, and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone, and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone, and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2011

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 58.3%
Australia — 8.7%
New South Wales Treasury Corp.	6.000%	4/1/19	12,395,000	AUD	$13,737,628
New South Wales Treasury Corp., Senior Notes	6.000%	4/1/16	36,060,000	AUD	39,805,516
Queensland Treasury Corp., Senior Bonds	6.250%	2/21/20	10,145,000	AUD	11,231,612
Total Australia					64,774,756
Brazil — 2.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	33,854,000	BRL	18,959,043
Canada — 3.9%
Government of Canada, Notes	2.000%	9/1/12	27,270,000	CAD	28,488,095
Province of Ontario	6.250%	6/16/15	730,000	NZD	638,499
Total Canada					29,126,594
Hungary — 2.5%
Hungary Government Bond	5.500%	2/12/16	3,546,000,000	HUF	18,225,992
Indonesia — 3.0%
Government of Indonesia, Senior Bond	11.000%	11/15/20	24,980,000,000	IDR	3,575,486
Government of Indonesia, Senior Bond	9.500%	7/15/23	16,320,000,000	IDR	2,111,321
Government of Indonesia, Senior Bond	10.000%	9/15/24	123,397,000,000	IDR	16,440,012
Total Indonesia					22,126,819
Malaysia — 4.5%
Government of Malaysia	3.833%	9/28/11	5,900,000	MYR	1,961,133
Government of Malaysia	3.718%	6/15/12	54,765,000	MYR	18,286,649
Government of Malaysia, Senior Bonds	3.702%	2/25/13	38,720,000	MYR	12,956,729
Total Malaysia					33,204,511
Mexico — 4.5%
Mexican Bonos, Bonds	8.500%	5/31/29	364,520,000	MXN	33,401,533
New Zealand — 3.1%
Government of New Zealand	6.000%	4/15/15	10,145,000	NZD	8,995,170
Government of New Zealand	6.000%	5/15/21	6,245,000	NZD	5,523,121
Government of New Zealand	5.500%	4/15/23	6,370,000	NZD	5,384,994
Government of New Zealand, Senior Bonds	5.000%	3/15/19	3,660,000	NZD	3,048,471
Total New Zealand					22,951,756
Norway — 4.1%
Government of Norway, Bonds	6.500%	5/15/13	153,545,000	NOK	30,494,641
Poland — 6.0%
Republic of Poland, Bonds	5.250%	10/25/17	87,665,000	PLN	31,676,668
Republic of Poland, Bonds	5.250%	10/25/20	36,490,000	PLN	12,834,188
Total Poland					44,510,856

See Notes to Financial Statements.

4	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 2.8%
Republic of South Africa, Bonds	6.750%	3/31/21	159,500,000	ZAR	$20,875,610
South Korea — 4.2%
Korea Treasury Bond	5.750%	9/10/18	20,154,800,000	KRW	20,633,973
Korea Treasury Bond, Senior Bonds	3.000%	12/10/13	11,723,300,000	KRW	10,791,629
Total South Korea		`			31,425,602
United Kingdom — 8.4%
United Kingdom Gilt, Bonds	3.750%	9/7/21	38,170,000	GBP	62,224,000
Total Sovereign Bonds (Cost — $407,045,820)					432,301,713
Collateralized Mortgage Obligations — 2.7%
Countrywide Alternative Loan Trust, 2005-26CB A6	5.500%	7/25/35	4,110,909		3,414,534
Countrywide Alternative Loan Trust, 2005-46CB A20	5.500%	10/25/35	1,415,999		1,111,505
JPMorgan Alternative Loan Trust, 2008-R4 1A1	6.000%	12/27/36	5,792,083		5,114,757	(a)
MASTR Resecuritization Trust, 2008-1 A1	6.000%	9/27/37	4,108,745		3,670,207	(a)
MASTR Resecuritization Trust, 2008-4 A1	6.000%	6/27/36	4,798,794		4,065,855	(a)(b)
Prime Mortgage Trust, 2006-2 1A14	6.250%	11/25/36	1,257,780		1,101,182
Thornburg Mortgage Securities Trust, 2005-3 B1	4.576%	10/25/35	2,488,022		384,347	(b)
Thornburg Mortgage Securities Trust, 2005-4 B1	4.984%	12/25/35	812,664		137,118	(b)
WaMu Mortgage Pass-Through Certificates, 2005-6 2A1	5.500%	8/25/35	971,079		909,091
Total Collateralized Mortgage Obligations (Cost — $20,707,225)					19,908,596
Corporate Bonds & Notes — 12.0%
Consumer Discretionary — 3.5%
Media — 3.4%
Comcast Corp., Notes	6.450%	3/15/37	335,000		358,301
Comcast Corp., Senior Notes	6.950%	8/15/37	1,270,000		1,433,670
Comcast Corp., Senior Notes	6.550%	7/1/39	5,300,000		5,739,200
Time Warner Cable Inc., Debentures	7.300%	7/1/38	8,105,000		9,421,365
Viacom Inc., Senior Notes	6.875%	4/30/36	7,385,000		8,244,644
Total Media					25,197,180
Multiline Retail — 0.1%
Target Corp., Senior Notes	6.500%	10/15/37	775,000		885,621
Total Consumer Discretionary					26,082,801
Financials — 7.3%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,910,000		8,909,848
Commercial Banks — 1.0%
Fifth Third Bancorp, Subordinated Notes	8.250%	3/1/38	6,060,000		7,245,724

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	5

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 5.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	6,475,000		$6,769,612
Citigroup Inc., Senior Notes	6.375%	8/12/14	3,860,000		4,268,098
General Electric Capital Corp., Senior Notes	0.883%	6/2/14	11,240,000		11,185,419	(b)
General Electric Capital Corp., Senior Notes	7.625%	12/10/14	1,780,000	NZD	1,593,321
JPMorgan Chase & Co., Senior Notes	1.074%	1/24/14	8,045,000		8,065,507	(b)
Kreditanstalt fuer Wiederaufbau, Senior Notes	6.250%	12/4/19	5,859,000	AUD	6,303,410
Total Diversified Financial Services					38,185,367
Total Financials					54,340,939
Health Care — 0.4%
Health Care Providers & Services — 0.4%
UnitedHealth Group Inc., Senior Notes	6.625%	11/15/37	2,453,000		2,721,172
Information Technology — 0.8%
Communications Equipment — 0.4%
Cisco Systems Inc., Senior Notes	5.900%	2/15/39	2,695,000		2,847,389
Computers & Peripherals — 0.1%
Dell Inc., Senior Notes	6.500%	4/15/38	805,000		888,189
Software — 0.3%
Oracle Corp., Senior Notes	6.500%	4/15/38	2,013,000		2,334,190
Total Information Technology					6,069,768
Total Corporate Bonds & Notes (Cost — $84,471,117)					89,214,680
Municipal Bonds — 1.3%
Georgia — 1.3%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,880,000		5,636,921
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	3,965,000		3,738,043
Total Municipal Bonds (Cost — $9,930,523)					9,374,964
U.S. Government & Agency Obligations — 16.8%
U.S. Government Obligations — 16.8%
U.S. Treasury Bonds	4.500%	5/15/38	31,320,000		32,151,922
U.S. Treasury Bonds	3.875%	8/15/40	16,325,000		14,947,578
U.S. Treasury Bonds	4.250%	11/15/40	79,555,000		77,790,123
Total U.S. Government & Agency Obligations (Cost — $127,446,487)					124,889,623
Total Investments before Short-Term Investments (Cost — $649,601,172)					675,689,576

See Notes to Financial Statements.

6	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 3.6%
U.S. Government Obligations — 3.6%
U.S. Treasury Bills (Cost — $26,492,763)	0.010%	4/5/12	26,520,000	$26,494,939
Total Investments — 94.7% (Cost — $676,093,935#)				702,184,515
Other Assets in Excess of Liabilities — 5.3%				39,215,747
Total Net Assets — 100.0%				$741,400,262

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $676,093,935)	$702,184,515
Foreign currency, at value (Cost — $1,326,530)	1,337,881
Cash	48,692,708
Interest receivable	9,882,130
Receivable for Fund shares sold	1,897,547
Unrealized appreciation on forward foreign currency contracts	657,426
Receivable for securities sold	22,580
Prepaid expenses	44,047
Total Assets	764,718,834

Liabilities:
Payable for securities purchased	16,089,367
Unrealized depreciation on forward foreign currency contracts	5,943,403
Distributions payable	391,524
Accrued foreign capital gains tax	334,723
Investment management fee payable	306,968
Payable for Fund shares repurchased	176,233
Service and/or distribution fees payable	11,314
Directors’ fees payable	6,090
Accrued expenses	58,950
Total Liabilities	23,318,572
Total Net Assets	$741,400,262

Net Assets:
Par value (Note 7)	$68,250
Paid-in capital in excess of par value	718,283,650
Overdistributed net investment income	(5,635,873)
Accumulated net realized gain on investments and foreign currency transactions	7,998,650
Net unrealized appreciation on investments and foreign currencies	20,685,585
Total Net Assets	$741,400,262

See Notes to Financial Statements.

8	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

June 30, 2011

Shares Outstanding:
Class A	2,692,921
Class C	959,418
Class FI	606,609
Class I	16,862,321
Class IS	47,128,289

Net Asset Value:
Class A†	$10.93
Class C†*	$10.87
Class FI†	$10.87
Class I†	$10.86
Class IS†	$10.86
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.42

†	Redemption price per share is NAV of the class’ shares reduced by a 2% redemption fee on certain redemptions, including exchanges, of shares redeemed or exchanged within 60 days from purchase payment (See Note 1).

*	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$15,317,336
Less: Foreign taxes withheld	(184,446)
Total Investment Income	15,132,890

Expenses:
Investment management fee (Note 2)	1,506,986
Custody fees	217,166
Fees recaptured by investment manager (Note 2)	52,416
Registration fees	41,974
Service and/or distribution fees (Notes 2 and 5)	40,783
Directors’ fees	36,643
Shareholder reports	26,555
Transfer agent fees (Note 5)	25,398
Audit and tax	21,523
Legal fees	15,929
Insurance	5,405
Miscellaneous expenses	12,338
Total Expenses	2,003,116
Less: Fees forgone and/or expense reimbursements (Notes 2 and 5)	(2,441)
Compensating balance arrangements (Note 1)	(2,130)
Net Expenses	1,998,545
Net Investment Income	13,134,345

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,118,364
Foreign currency transactions	(3,117,128)
Net Realized Gain	9,001,236
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,345,711
Foreign currencies	(2,730,585)
Change in Net Unrealized Appreciation (Depreciation)	5,615,126
Net Gain on Investments and Foreign Currency Transactions	14,616,362
Increase in Net Assets from Operations	$27,750,707

See Notes to Financial Statements.

10	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$13,134,345	$19,389,594
Net realized gain	9,001,236	12,075,897
Change in net unrealized appreciation (depreciation)	5,615,126	22,115,280
Increase in Net Assets From Operations	27,750,707	53,580,771

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,756,705)	(29,560,463)
Net realized gains	(1,134,591)	(6,237,719)
Decrease in Net Assets From Distributions to Shareholders	(13,891,296)	(35,798,182)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	244,849,597	281,543,317
Reinvestment of distributions	11,610,779	30,016,470
Cost of shares repurchased	(70,386,623)	(77,427,989)
Increase in Net Assets From Fund Share Transactions	186,073,753	234,131,798
Increase in Net Assets	199,933,164	251,914,387

Net Assets:
Beginning of period	541,467,098	289,552,711
End of period*	$741,400,262	$541,467,098
* Includes overdistributed net investment income of:	$(5,635,873)	$(6,013,513)

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	11

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$10.67	$10.19

Income from operations:
Net investment income	0.21	0.36
Net realized and unrealized gain	0.28	0.82
Total income from operations	0.49	1.18

Less distributions from:
Net investment income	(0.21)	(0.57)
Net realized gains	(0.02)	(0.13)
Total distributions	(0.23)	(0.70)

Net asset value, end of period	$10.93	$10.67
Total return[4]	4.59%	11.76%

Net assets, end of period (000s)	$29,438	$7,182

Ratios to average net assets:
Gross expenses[5]	0.99%	1.05%
Net expenses[5,6,7]	0.99	0.91 [8]
Net investment income[5]	3.92	4.22

Portfolio turnover rate	33%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$10.61	$10.20

Income from operations:
Net investment income	0.18	0.33
Net realized and unrealized gain	0.28	0.74
Total income from operations	0.46	1.07

Less distributions from:
Net investment income	(0.18)	(0.53)
Net realized gains	(0.02)	(0.13)
Total distributions	(0.20)	(0.66)

Net asset value, end of period	$10.87	$10.61
Total return[4]	4.37%	10.62%

Net assets, end of period (000s)	$10,430	$2,728

Ratios to average net assets:
Gross expenses[5]	1.47%	1.53%
Net expenses[5,6,7,8]	1.45	1.36
Net investment income[5]	3.42	3.80

Portfolio turnover rate	33%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[7]	Reflects fees forgone and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	13

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011[3]	2010	2009[4]

Net asset value, beginning of period	$10.60	$10.13	$ 8.33

Income from operations:
Net investment income	0.21	0.45	0.41
Net realized and unrealized gain	0.29	0.80	1.87
Total income from operations	0.50	1.25	2.28

Less distributions from:
Net investment income	(0.21)	(0.65)	(0.43)
Net realized gains	(0.02)	(0.13)	(0.05)
Total distributions	(0.23)	(0.78)	(0.48)

Net asset value, end of period	$10.87	$10.60	$10.13
Total return[5]	4.71%	12.59%	27.79%

Net assets, end of period (000s)	$6,594	$6,547	$361

Ratios to average net assets:
Gross expenses	1.08%[6]	1.06%	2.21%[6]
Net expenses[7,8]	1.00 [6,9]	0.98 [9,10]	0.90 [6,10]
Net investment income	4.00 [6]	4.25	4.93 [6]

Portfolio turnover rate	33%	39%	32%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2011 (unaudited).

[4]	For the period February 26, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fees forgone and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[10]

As a result of a contractual expense limitation, the ratios of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.90% until April 30, 2010.

See Notes to Financial Statements.

14	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011[3]	2010	2009[4]

Net asset value, beginning of period	$10.60	$10.12	$ 8.56

Income from operations:
Net investment income	0.23	0.48	0.39
Net realized and unrealized gain	0.28	0.81	1.64
Total income from operations	0.51	1.29	2.03

Less distributions from:
Net investment income	(0.23)	(0.68)	(0.42)
Net realized gains	(0.02)	(0.13)	(0.05)
Total distributions	(0.25)	(0.81)	(0.47)

Net asset value, end of period	$10.86	$10.60	$10.12
Total return[5]	4.80%	13.03%	23.96%

Net assets, end of period (000s)	$183,130	$121,671	$22,430

Ratios to average net assets:
Gross expenses	0.63%[6]	0.66%[7]	1.01%[6]
Net expenses[8,9]	0.63 [6]	0.66 [7]	0.75 [6,10]
Net investment income	4.39 [6]	4.57	5.00 [6]

Portfolio turnover rate	33%	39%	32%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2011 (unaudited).

[4]	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of fees waived and/or expenses reimbursed for the prior fiscal year.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	15

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011[3]		2010	2009	2008	2007[4]		2007[5]

Net asset value, beginning of period	$10.60		$10.12	$ 8.88	$10.44	$ 9.93		$10.00

Income (loss) from operations:
Net investment income	0.23		0.48	0.52	0.53	0.37		0.18
Net realized and unrealized gain (loss)	0.28		0.81	1.29	(1.42)	0.51		(0.08)
Total income (loss) from operations	0.51		1.29	1.81	(0.89)	0.88		0.10

Less distributions from:
Net investment income	(0.23)		(0.68)	(0.52)	(0.65)	(0.33)		(0.17)
Net realized gains	(0.02)		(0.13)	(0.05)	(0.02)	(0.02)		—
Return of capital	—		—	—	—	(0.02)		—
Total distributions	(0.25)		(0.81)	(0.57)	(0.67)	(0.37)		(0.17)

Net asset value, end of period	$10.86		$10.60	$10.12	$ 8.88	$10.44		$ 9.93
Total return[6]	4.79%		13.06%	21.04%	(8.93)%	9.05%		1.01%

Net assets, end of period (000s)	$511,808		$403,340	$266,762	$230,863	$216,974		$92,555

Ratios to average net assets:
Gross expenses	0.65%[7]		0.65%	0.67%	0.67%	0.73%[7]		1.58%[7]
Net expenses[8,9]	0.65	[7]	0.65 [10]	0.65 [10]	0.65 [10]	0.66	[7,10]	0.65	[7,10]
Net expenses, excluding interest expense[8,9]	0.65	[7]	0.65 [10]	0.65 [10]	0.65 [10]	0.65	[7,10]	0.65	[7,10]
Net investment income	4.38	[7]	4.57	5.47	5.30	4.82	[7]	4.34	[7]

Portfolio turnover rate	33%		39%	32%	57%	50%		26%

[1]	On October 5, 2009, Institutional Select Class shares were renamed as Class IS shares. The former Institutional Class changed its name to Institutional Select Class effective November 1, 2008.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2011 (unaudited).

[4]	For the period April 1, 2007 to December 31, 2007. Effective December 31, 2007, the Fund changed its fiscal year end from March 31 to December 31.

[5]	For the period November 1, 2006 (commencement of operations) to March 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Charles Street Trust, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	17

and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$432,301,713	—	$432,301,713
Collateralized mortgage obligations	—	19,908,596	—	19,908,596
Corporate bonds & notes	—	89,214,680	—	89,214,680
Municipal Bonds	—	9,374,964	—	9,374,964
U.S. government & agency obligations	—	124,889,623	—	124,889,623
Total long-term investments	—	$675,689,576	—	$675,689,576
Short-term investments†	—	26,494,939	—	26,494,939
Total investments	—	$702,184,515	—	$702,184,515
Other financial instruments:	—		—
Forward foreign currency contracts	—	657,426	—	657,426
Total	—	$702,841,941	—	$702,841,941

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$5,943,403	—	$5,943,403

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund enters into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the

18	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge exposure of bond positions or to gain currency exposure where the Fund did not hold that country’s bonds. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	19

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

20	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $5,943,403. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions to shareholders of the Fund of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(l) Redemption fee. The Fund imposes a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is payable to the Fund.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	21

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of June 30, 2011, there were $334,723 of capital gains tax liabilities accrued on unrealized gains.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Pursuant to the agreement, LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMPFA. The investment adviser is responsible, subject to the general supervision of the Board of Directors and LMPFA, for the actual investment activity of the Fund. To the extent LMPFA receives a management fee after taking into account its obligation to limit expenses as discussed below, LMPFA will pay Brandywine Global 90% of the net fees it received from the Fund. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, FI, I and IS shares did not exceed 1.00%, 1.45%, 1.00%, 0.75% and 0.65%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

During the six months ended June 30, 2011, fees forgone and/or expenses reimbursed amounted to $2,441.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total

22	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2011, the Fund had remaining fees forgone and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class C	Class FI	Class IS
Expires December 31, 2012	—	$847	$42,167
Expires December 31, 2013	$1,199	4,004	5,561
Expires December 31, 2014	360	2,081	—
Fees forgone/expense reimbursements subject to recapture	$1,559	$6,932	$47,728

During the six months ended June 30, 2011, LMPFA recaptured the amount of $2,319, $530 and $ 49,567 on Class A, C and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2011, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	—	$1,000

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$283,497,585	$42,366,009
Sales	182,085,672	7,422,660

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	23

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$32,701,764
Gross unrealized depreciation	(6,611,184)
Net unrealized appreciation	$26,090,580

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Singapore Dollar	HSBC Bank USA, N.A.	15,467,000	$12,592,378	7/26/11	$62,952
Singapore Dollar	UBS AG	2,010,000	1,636,431	7/26/11	8,985
Turkish Lira	Barclays Bank PLC	40,911,000	25,015,388	8/10/11	(1,061,674)
Turkish Lira	HSBC Bank USA, N.A.	3,758,000	2,297,862	8/10/11	(29,737)
Turkish Lira	HSBC Bank USA, N.A.	2,025,000	1,238,204	8/10/11	(50,483)
British Pound	HSBC Bank USA, N.A.	40,512,000	64,969,538	8/31/11	(1,195,876)
British Pound	HSBC Bank USA, N.A.	2,332,000	3,739,854	8/31/11	(78,703)
Yuan Renminbi	Barclays Bank PLC	82,144,000	12,791,629	1/11/12	(91,684)
Yuan Renminbi	Barclays Bank PLC	4,138,000	644,378	1/11/12	(2,589)
Yuan Renminbi	UBS AG	71,180,000	11,085,328	1/13/12	3,279
Yuan Renminbi	UBS AG	10,575,000	1,646,914	1/13/12	(3,702)
Yuan Renminbi	UBS AG	7,330,000	1,141,549	1/13/12	1,456
Yuan Renminbi	UBS AG	4,140,000	644,749	1/13/12	2,311
Yuan Renminbi	UBS AG	3,900,000	607,373	1/13/12	142
					(2,435,323)
Contracts to Sell:
Australian Dollar	HSBC Bank USA, N.A.	891,000	954,267	7/11/11	(17,581)
Australian Dollar	HSBC Bank USA, N.A.	1,865,000	1,997,427	7/11/11	(73,307)
Australian Dollar	Barclays Bank PLC	2,056,000	2,201,990	7/11/11	(7,374)
Australian Dollar	UBS AG	4,110,000	4,401,838	7/11/11	(23,372)
Australian Dollar	HSBC Bank USA, N.A.	56,541,000	60,555,790	7/11/11	(2,222,441)
Brazilian Real	Barclays Bank PLC	10,391,000	6,635,405	7/14/11	(207,717)
Brazilian Real	Barclays Bank PLC	18,617,000	11,888,301	7/14/11	(472,431)
British Pound	HSBC Bank USA, N.A.	4,543,000	7,285,659	8/31/11	146,689
British Pound	HSBC Bank USA, N.A.	5,086,000	8,156,474	8/31/11	166,765
British Pound	HSBC Bank USA, N.A.	6,741,000	10,810,615	8/31/11	264,847
New Zealand Dollar	HSBC Bank USA, N.A.	3,496,000	2,881,966	9/12/11	(65,564)
New Zealand Dollar	Citibank, N.A.	25,385,000	20,926,403	9/12/11	(339,168)
					(2,850,654)
Net unrealized loss on open forward foreign currency contracts					$(5,285,977)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

24	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$657,426

LIABILITY DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$5,943,403

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(3,123,797)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(2,814,356)

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$136,108,299
Forward foreign currency contracts (to sell)	112,783,686

5. Class specific expenses, fees forgone and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.45% of the class’ average daily net assets. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average daily net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	25

Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$17,642	$6,446
Class C	16,277	3,017
Class FI	6,864	5,585
Class I	—	5,641
Class IS	—	4,709
Total	$40,783	$25,398

For the six months ended June 30, 2011, class specific fees forgone and/or expense reimbursements were as follows:

Fees Forgone/ Expense Reimbursements
Class A	—
Class C	$360
Class FI	2,081
Class I	—
Class IS	—
Total	$2,441

6. Distributions to shareholders by class

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$268,563	$163,755	[1]
Class C	76,952	89,902	[2]
Class FI	106,642	332,981
Class I	3,174,555	5,793,740
Class IS	9,129,993	23,180,085
Total	$12,756,705	$29,560,463

Net Realized Gains
Class A	$41,071	$84,276	[1]
Class C	14,279	30,058	[2]
Class FI	9,662	76,580
Class I	287,185	1,319,049
Class IS	782,394	4,727,756
Total	$1,134,591	$6,237,719

[1]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

26	Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Capital shares

At June 30, 2011, there were 500 million shares authorized at $0.001 par value for each of the Fund’s Class A, Class C, Class FI, Class I and Class IS shares. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares		Amount
Class A
Shares sold	2,129,579	$23,219,569	937,636	[1]	$10,196,730	[1]
Shares issued on reinvestment	27,806	303,574	21,839	[1]	233,590	[1]
Shares repurchased	(137,899)	(1,493,165)	(286,040)	[1]	(3,073,535)	[1]
Net increase	2,019,486	$22,029,978	673,435	[1]	$7,356,785	[1]

Class C
Shares sold	713,754	$7,773,936	260,836	[2]	$2,789,785	[2]
Shares issued on reinvestment	7,469	81,088	10,065	[2]	107,191	[2]
Shares repurchased	(18,882)	(204,632)	(13,824)	[2]	(151,541)	[2]
Net increase	702,341	$7,650,392	257,077	[2]	$2,745,435	[2]

Class FI
Shares sold	278,422	$2,989,744	602,144		$6,226,426
Shares issued on reinvestment	10,742	116,246	38,603		409,532
Shares repurchased	(299,960)	(3,187,394)	(58,937)		(633,121)
Net increase (decrease)	(10,796)	$(81,404)	581,810		$6,002,837

Class I
Shares sold	7,453,867	$79,916,662	9,162,663		$95,683,905
Shares issued on reinvestment	304,344	3,292,093	664,796		7,055,959
Shares repurchased	(2,378,124)	(25,198,143)	(561,479)		(6,084,217)
Net increase	5,380,087	$58,010,612	9,265,980		$96,655,647

Class IS
Shares sold	12,136,338	$130,949,686	16,022,252		$166,646,471
Shares issued on reinvestment	722,692	7,817,778	2,096,785		22,210,198
Shares repurchased	(3,794,797)	(40,303,289)	(6,414,232)		(67,485,575)
Net increase	9,064,233	$98,464,175	11,704,805		$121,371,094

[1]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the

Legg Mason BW Global Opportunities Bond Fund 2011 Semi-Annual Report	27

LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended June 30, 2011.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason BW

Global Opportunities Bond Fund

Directors

Mark R. Fetting

Chairman

Ruby P. Hearn

R. Jay Gerken, CFA President

Arnold L. Lehman

Robin J. W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Global Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Charles Street Trust, Inc.

Legg Mason BW Global Opportunities Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013856 8/11 SR11-1461

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Chief Executive Officer of
Legg Mason Charles Street Trust, Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Chief Executive Officer of
Legg Mason Charles Street Trust, Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Charles Street Trust, Inc.

Date:	August 26, 2011